Exhibit 99 (b)

 BALANCE SHEETS
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                          Period Ended
                                                --------------------------------
                                                  December 31,     December 31,
                                                    2008              2007
                                                --------------    --------------
                                                 (Unaudited)
 ASSETS
 Cash and due from banks                            $ 581,133         $ 717,259
 Trading securities                                    99,601            45,724
 Funds sold and resell agreements                     113,809           173,154
 Securities:
   Available for sale                               6,444,178         5,650,540
   Investment                                         242,344           247,949
   Mortgage trading securities                        399,211           154,701
                                                --------------    --------------
 Total securities                                   7,085,733         6,053,190
 Residential mortgage loans held for sale             129,246            76,677
 Loans:
   Commercial                                       7,411,603         6,737,505
   Commercial real estate                           2,701,248         2,750,472
   Residential mortgage                             1,752,574         1,531,296
   Consumer                                         1,010,581           921,297
                                                --------------    --------------
   Total loans                                     12,876,006        11,940,570
 Less reserve for loan losses                        (233,236)         (126,677)
                                                --------------    --------------
   Loans, net of reserve                           12,642,770        11,813,893
 Premises and equipment, net                          277,458           258,786
 Accrued revenue receivable                            96,673           128,350
 Intangible assets, net                               361,209           368,353
 Mortgage servicing rights, net                        42,752            70,009
 Real estate and other repossessed assets              29,179             9,475
 Bankers' acceptances                                  12,913             1,780
 Derivative contracts                                 452,604           502,446
 Cash surrender value of bank-owned life insurance    237,006           229,540
 Receivable on unsettled securities trades            186,747            19,964
 Other assets                                         385,815           199,101
                                                --------------    --------------
 TOTAL ASSETS                                    $ 22,734,648      $ 20,667,701
                                                ==============    ==============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                         $ 3,082,379       $ 2,768,769
   Interest-bearing transaction                     6,562,350         6,203,516
   Savings                                            154,635           156,368
   Time                                             5,183,243         4,330,638
                                                --------------    --------------
 Total deposits                                    14,982,607        13,459,291
 Funds purchased and
   repurchase agreements                            3,025,399         3,225,131
 Other borrowings                                   1,522,054         1,027,564
 Subordinated debentures                              398,407           398,273
 Accrued interest, taxes, and expense                 133,220           124,029
 Bankers' acceptances                                  12,913             1,780
 Derivative contracts                                 667,034           341,677
 Other liabilities                                    146,757           154,572
                                                --------------    --------------
 TOTAL LIABILITIES                                 20,888,391        18,732,317
 Shareholders' equity:
   Capital, surplus and retained earnings           2,069,143         1,966,618
   Accumulated other comprehensive loss              (222,886)          (31,234)
                                                 --------------    --------------
 TOTAL SHAREHOLDERS' EQUITY                         1,846,257         1,935,384
                                                --------------    --------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                          $ 22,734,648      $ 20,667,701
                                                ==============    ==============


 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                  Quarter Ended
                                                -----------------------------------------------------------------------------------
                                                  December 31,     September 30,       June 30,       March 31,       December 31,
                                                    2008              2008               2008           2008             2007
                                                --------------    --------------     -------------  --------------   --------------

ASSETS
Trading securities                                   $ 78,840          $ 66,419          $ 74,058        $ 74,957         $ 29,303
Funds sold and resell agreements                       48,246            79,862            72,444          80,735           86,948
Securities:
  Available for sale                                6,409,906         5,945,220         5,880,844       5,438,655        5,574,417
  Investment                                          242,503           239,655           249,723         248,974          249,350
  Mortgage trading securities                         237,319           126,837           155,612         201,199          138,306
                                                --------------    --------------     -------------  --------------   --------------
Total securities                                    6,889,728         6,311,712         6,286,179       5,888,828        5,962,073
Residential mortgage loans held for sale              121,184           116,533           105,925          84,291           75,082
Loans:
  Commercial                                        7,452,799         7,228,814         6,976,292       6,841,006        6,619,760
  Commercial real estate                            2,716,465         2,696,503         2,802,292       2,784,640        2,702,449
  Residential mortgage                              1,641,023         1,655,710         1,606,518       1,510,238        1,504,594
  Consumer                                          1,016,409         1,015,796         1,035,985         961,104          904,358
                                                --------------    --------------     -------------  --------------   --------------
Total loans                                        12,826,696        12,596,823        12,421,087      12,096,988       11,731,161
Less allowance for loan losses                       (209,319)         (182,844)         (145,524)       (131,709)        (125,996)
                                                --------------    --------------     -------------  --------------   --------------
Total loans, net                                   12,617,377        12,413,979        12,275,563      11,965,279       11,605,165
                                                --------------    --------------     -------------  --------------   --------------
Total earning assets                               19,755,374        18,988,504        18,814,168      18,094,090       17,758,570
Cash and due from banks                               534,039           499,992           524,922         543,232          546,704
Cash surrender value of bank-owned life insurance     235,195           232,465           229,731         230,283          227,810
Derivative contracts                                  352,083           900,777           896,569         513,696          387,876
Other assets                                        1,394,960         1,199,425         1,142,910       1,115,752        1,061,655
                                                --------------    --------------     -------------  --------------   --------------
TOTAL ASSETS                                     $ 22,271,651      $ 21,821,163      $ 21,608,300    $ 20,497,053     $ 19,982,615
                                                ==============    ==============     =============  ==============   ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Demand                                          $ 2,712,384       $ 2,739,209       $ 2,634,038     $ 2,443,201      $ 2,448,011
  Interest-bearing transaction                      6,116,465         6,565,935         6,420,291       6,267,021        5,861,544
  Savings                                             155,784           159,856           159,798         156,953          160,170
  Time                                              5,109,303         4,792,366         4,076,167       4,225,141        4,544,802
                                                --------------    --------------     -------------  --------------   --------------
Total deposits                                     14,093,936        14,257,366        13,290,294      13,092,316       13,014,527
Funds purchased and
  repurchase agreements                             3,095,054         3,061,186         3,126,110       3,061,783        3,158,153
Other borrowings                                    1,986,857         1,390,233         2,267,076       1,340,846          936,353
Subordinated debentures                               398,392           398,361           398,336         398,241          398,109
Derivative contracts                                  494,778           509,057           239,211         297,660          276,992
Other liabilities                                     312,962           278,363           302,482         321,061          303,582
                                                --------------    --------------     -------------  --------------   --------------
TOTAL LIABILITIES                                  20,381,979        19,894,566        19,623,509      18,511,907       18,087,716
Shareholders' equity                                1,889,672         1,926,597         1,984,791       1,985,146        1,894,899
                                                --------------    --------------     -------------  --------------   --------------
TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                         $ 22,271,651      $ 21,821,163      $ 21,608,300    $ 20,497,053     $ 19,982,615
                                                ==============    ==============     =============  ==============   ==============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)

                                                         Quarter Ended                         Year Ended
                                                --------------------------------     ------------------------------
                                                          December 31,                        December 31,
                                                --------------------------------     ------------------------------
                                                    2008              2007               2008            2007
                                                --------------    --------------     -------------   --------------

 Interest revenue                                   $ 262,160         $ 297,096       $ 1,061,645      $ 1,160,737
 Interest expense                                      85,713           155,807           414,783          616,252
                                                 --------------    --------------     -------------   --------------
 Net interest revenue                                 176,447           141,289           646,862          544,485
 Provision for credit losses                           73,001            13,200           202,593           34,721
                                                --------------    --------------     -------------   --------------
 Net interest revenue after
   provision for credit losses                        103,446           128,089           444,269          509,764

 Other operating revenue
   Brokerage and trading revenue                       23,507            20,402            42,804           62,542
   Transaction card revenue                            25,177            23,512           100,153           90,425
   Trust fees and commissions                          17,143            20,145            78,979           78,231
   Deposit service charges and fees                    29,239            29,938           117,528          109,218
   Mortgage banking revenue                             6,429             6,912            27,074           22,275
   Bank-owned life insurance                            2,682             2,614            10,681           10,058
   Margin asset fees                                      187             2,012             8,548            4,800
   Other revenue                                        5,503             7,819            28,233           28,073
                                                --------------    --------------     -------------   --------------
  Total fees and commissions                          109,867           113,354           414,000          405,622
   Gain (loss) on asset sales                              (2)           (1,316)             (660)            (928)
   Gain (loss) on securities, net                      20,156            (6,251)           21,637           (8,328)
   Gain (loss) on derivatives, net                     (2,219)            1,529             1,299            2,282
                                                --------------    --------------     -------------   --------------
   Total other operating revenue                      127,802           107,316           436,276          398,648

 Other operating expense
   Personnel                                           87,695            84,512           352,947          328,705
   Business promotion                                   7,283             6,528            23,536           21,888
   Professional fees and services                       7,923             6,209            27,045           22,795
   Net occupancy and equipment                         14,901            15,466            60,632           57,284
   Insurance                                            3,216               843            11,988            3,017
   Data processing and communications                  19,720            19,086            78,047           72,733
   Printing, postage and supplies                       3,823             4,221            16,433           16,570
   Net (gains) losses and operating expenses
     of repossessed assets                              1,006               120             1,019              691
   Amortization of intangible assets                    1,967             2,382             7,661            7,358
   Mortgage banking costs                               4,967             4,225            22,513           13,111
   Change in fair value of mortgage servicing rights   26,432             3,344            34,515            2,893
   Visa retrospective responsibility obligation        (1,700)            2,767            (2,767)           2,767
   Other expense                                        8,209             8,024            28,835           25,175
                                                 --------------    --------------     -------------   --------------
 Total other operating expense                        185,442           157,727           662,404          574,987

 Income before taxes                                   45,806            77,678           218,141          333,425
 Federal and state income taxes                        10,363            26,518            64,909          115,761
                                                --------------    --------------     -------------   --------------

 Net income                                          $ 35,443          $ 51,160         $ 153,232        $ 217,664
                                                ==============    ==============     =============   ==============

 Average shares outstanding:
    Basic                                          67,294,069        67,051,499        67,274,457       67,083,200
    Diluted                                        67,489,533        67,482,798        67,557,220       67,550,538

 Net income (loss) per share:
   Basic                                               $ 0.53            $ 0.76            $ 2.28           $ 3.24
                                                ==============    ==============     =============   ==============
   Diluted                                             $ 0.53            $ 0.76            $ 2.27           $ 3.22
                                                ==============    ==============     =============   ==============


 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                                  Quarter Ended
                                                -----------------------------------------------------------------------------------
                                                  December 31,     September 30,       June 30,        March 31,      December 31,
                                                    2008              2008               2008            2008            2007
                                                --------------    --------------     -------------   --------------  --------------
 Capital:
   Period-end shareholders' equity                $ 1,846,257       $ 1,940,503       $ 1,942,376      $ 1,992,570     $ 1,935,384
   Risk-based capital ratios:
     Tier 1                                             9.42%             9.25%             8.69%            9.35%           9.38%
     Total capital                                     12.84%            12.55%            11.69%           12.44%          12.54%
   Leverage ratio                                       7.89%             7.94%             7.83%            8.23%           8.20%
   Period-end tangible common equity ratio              6.64%             7.16%             7.15%            7.83%           7.72%

 Common stock:
   Book value per share                               $ 27.36           $ 28.78           $ 28.78          $ 29.57         $ 28.75

   Market value per share:
        High                                          $ 54.42           $ 53.94           $ 60.74          $ 55.23         $ 55.43
        Low                                           $ 38.40           $ 38.61           $ 49.11          $ 46.82         $ 51.44

   Cash dividends paid                               $ 15,358          $ 15,170          $ 15,180         $ 13,484        $ 13,438
   Dividend payout ratio                               43.33%            26.76%         (1307.49%)          21.66%          26.27%
   Shares outstanding, net                         67,473,086        67,433,837        67,488,388       67,383,318      67,306,380
   Stock buy-back program:
       Shares repurchased                                   -            75,000                 -           91,114          33,583
       Amount                                             $ -       $ 3,337,000               $ -      $ 4,655,477     $ 1,770,368
                                                --------------    --------------     --------------  --------------  --------------
       Average price per share                            $ -           $ 44.49       $         -          $ 51.10         $ 52.72
                                                ==============    ==============     =============   ==============  ==============

 Performance ratios (quarter annualized):
  Return on average assets                              0.63%             1.03%            (0.02%)           1.22%           1.02%
  Return on average equity                              7.46%            11.70%            (0.24%)          12.62%          10.71%
  Net interest margin                                   3.57%             3.48%             3.44%            3.31%           3.22%
  Efficiency ratio                                     55.14%            54.19%            70.56%           57.60%          60.04%

 Other data:
     Gain (loss) on economic hedge of mortgage
       servicing rights                              $ 15,089           $ 1,186          $ (5,518)           $ 191         $ 1,288
     Trust assets                                $ 30,454,512      $ 33,242,296      $ 34,433,874     $ 35,524,730    $ 36,288,592
     Mortgage servicing portfolio                 $ 5,256,159       $ 5,167,584       $ 5,075,285      $ 4,967,384     $ 4,893,011
     Mortgage loan fundings during the quarter      $ 214,521         $ 258,171         $ 288,937        $ 256,617       $ 239,620
     Mortgage loan refinances to total fundings        34.84%            25.14%            36.76%           51.19%          35.49%
     Tax equivalent adjustment                        $ 2,063           $ 1,927           $ 2,084          $ 2,154         $ 2,502
     Unrealized gain (loss) on available for sale
       securities                                  $ (330,973)       $ (158,652)        $ (91,226)       $ (28,375)      $ (37,362)

 QUARTERLY EARNINGS TRENDS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and per share data)

                                                                                  Quarter Ended
                                                -----------------------------------------------------------------------------------
                                                  December 31,     September 30,       June 30,        March 31,      December 31,
                                                    2008              2008               2008            2008            2007
                                                --------------    --------------     -------------   --------------  --------------
 Interest revenue                                   $ 262,160         $ 263,358         $ 260,086        $ 276,041       $ 297,096
 Interest expense                                      85,713            99,010           101,147          128,913         155,807
                                                 --------------    --------------     -------------   --------------  --------------
 Net interest revenue                                 176,447           164,348           158,939          147,128         141,289
 Provision for credit losses                           73,001            52,711            59,310           17,571          13,200
                                                --------------    --------------     -------------   --------------  --------------
 Net interest revenue after
   provision for credit losses                        103,446           111,637            99,629          129,557         128,089

 Other operating revenue
   Brokerage and trading revenue                       23,507            30,846           (35,462)          23,913          20,402
   Transaction card revenue                            25,177            25,632            25,786           23,558          23,512
   Trust fees and commissions                          17,143            20,100            20,940           20,796          20,145
   Deposit service charges and fees                    29,239            30,404            30,199           27,686          29,938
   Mortgage banking revenue                             6,429             6,230             7,198            7,217           6,912
   Bank-owned life insurance                            2,682             2,829             2,658            2,512           2,614
   Margin asset fees                                      187             1,934             4,460            1,967           2,012
   Other revenue                                        5,503             8,691             7,824            6,215           7,819
                                                --------------    --------------     -------------   --------------  --------------
  Total fees and commissions                          109,867           126,666            63,603          113,864         113,354
   Gain (loss) on asset sales                              (2)             (839)              216              (35)         (1,316)
   Gain (loss) on securities, net                      20,156             2,103            (5,242)           4,620          (6,251)
   Gain (loss) on derivatives, net                     (2,219)            4,366            (2,961)           2,113           1,529
                                                 --------------    --------------     -------------   --------------  --------------
   Total other operating revenue                      127,802           132,296            55,616          120,562         107,316

 Other operating expense
   Personnel                                           87,695            87,549            89,597           88,106          84,512
   Business promotion                                   7,283             5,837             5,777            4,639           6,528
   Professional fees and services                       7,923             6,501             6,973            5,648           6,209
   Net occupancy and equipment                         14,901            15,570            15,100           15,061          15,466
   Insurance                                            3,216             2,436             2,626            3,710             843
   Data processing and communications                  19,720            19,911            19,523           18,893          19,086
   Printing, postage and supplies                       3,823             4,035             4,156            4,419           4,221
   Net (gains) losses and operating expenses
     of repossessed assets                              1,006              (136)             (229)             378             120
   Amortization of intangible assets                    1,967             1,884             1,885            1,925           2,382
   Mortgage banking costs                               4,967             5,811             6,054            5,681           4,225
   Change in fair value of mortgage servicing rights   26,432             5,554               767            1,762           3,344
   Visa retrospective responsibility obligation        (1,700)            1,700                 -           (2,767)          2,767
   Other expense                                        8,209             7,638             7,039            5,949           8,024
                                                --------------    --------------     -------------   --------------  --------------
 Total other operating expense                        185,442           164,290           159,268          153,404         157,727

 Income before taxes                                   45,806            79,643            (4,023)          96,715          77,678
 Federal and state income taxes                        10,363            22,958            (2,862)          34,450          26,518
                                                --------------    --------------     -------------   --------------  --------------

 Net income                                          $ 35,443          $ 56,685          $ (1,161)        $ 62,265        $ 51,160
                                                ==============    ==============     =============   ==============  ==============

 Average shares outstanding:
    Basic                                          67,294,069        67,263,317        67,452,181       67,202,128      67,051,499
    Diluted                                        67,489,533        67,471,376        67,452,181       67,549,960      67,482,798

 Net income (loss) per share:
   Basic                                               $ 0.53         $ 0.84           $ (0.02)             $ 0.93          $ 0.76
   Diluted                                             $ 0.53         $ 0.84           $ (0.02)             $ 0.92          $ 0.76

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                Quarter Ended
                                                -----------------------------------------------------------------------------------
                                                  December 31,     September 30,       June 30,       March 31,       December 31,
                                                    2008              2008               2008           2008             2007
                                                --------------    --------------     -------------  --------------   --------------

Oklahoma:
    Commercial                                    $ 3,356,520       $ 3,368,823       $ 3,228,179     $ 3,248,424      $ 3,219,176
    Commercial real estate                            843,576           827,357           875,546         940,686          890,703
    Residential mortgage                            1,196,924         1,134,066         1,099,277       1,080,882        1,080,483
    Consumer                                          579,809           580,211           601,184         586,695          576,070
                                                --------------    --------------     -------------  --------------   --------------
        Total Oklahoma                              5,976,829         5,910,457         5,804,186       5,856,687        5,766,432

Texas:
    Commercial                                      2,353,860         2,205,169         2,166,925       2,124,192        1,985,645
    Commercial real estate                            825,769           853,653           889,364         838,781          846,303
    Residential mortgage                              315,438           307,655           299,996         262,305          275,533
    Consumer                                          212,820           214,133           204,081         168,949          142,958
                                                --------------    --------------     -------------  --------------   --------------
        Total Texas                                 3,707,887         3,580,610         3,560,366       3,394,227        3,250,439

New Mexico:
    Commercial                                        418,732           442,644           451,225         472,543          473,262
    Commercial real estate                            286,574           281,061           271,177         258,731          252,884
    Residential mortgage                               98,018            95,165            89,469          85,834           84,336
    Consumer                                           18,616            18,296            16,977          14,977           16,105
                                                --------------    --------------     -------------  --------------   --------------
        Total New Mexico                              821,940           837,166           828,848         832,085          826,587

Arkansas:
    Commercial                                        103,446           104,630            96,775         100,489          106,328
    Commercial real estate                            134,015           127,925           124,049         130,956          124,317
    Residential mortgage                               16,875            16,941            19,527          16,621           16,393
    Consumer                                          175,647           183,543           197,979         180,551          163,626
                                                --------------    --------------     -------------  --------------   --------------
        Total Arkansas                                429,983           433,039           438,330         428,617          410,664

Colorado:
    Commercial                                        660,546           598,519           489,844         486,525          490,373
    Commercial real estate                            261,820           266,739           276,062         261,099          252,537
    Residential mortgage                               53,875            49,676            38,517          31,011           26,556
    Consumer                                           16,141            18,328            16,367          17,552           16,457
                                                --------------    --------------     -------------  --------------   --------------
        Total Colorado                                992,382           933,262           820,790         796,187          785,923

Arizona:
    Commercial                                        211,356           213,861           207,173         174,360          157,341
    Commercial real estate                            319,525           326,615           351,058         361,567          342,673
    Residential mortgage                               62,123            58,800            53,321          50,719           46,269
    Consumer                                            6,075             5,551             5,315           6,815            5,522
                                                --------------    --------------     -------------  --------------   --------------
        Total Arizona                                 599,079           604,827           616,867         593,461          551,805

Kansas:
    Commercial                                        307,143           340,156           398,452         350,325          305,380
    Commercial real estate                             29,969            30,642            40,241          40,104           41,055
    Residential mortgage                                9,321             7,650             7,490           2,397            1,726
    Consumer                                            1,473             2,161             2,468           1,665              559
                                                --------------    --------------     -------------  --------------   --------------
        Total Kansas                                  347,906           380,609           448,651         394,491          348,720

                                                --------------    --------------     -------------  --------------   --------------
TOTAL BOK FINANCIAL                              $ 12,876,006      $ 12,679,970       $ 12,518,038   $ 12,295,755     $ 11,940,570
                                                ==============    ==============     =============  ==============   ==============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                   Quarter Ended
                                                -----------------------------------------------------------------------------------
                                                  December 31,     September 30,       June 30,        March 31,      December 31,
                                                    2008              2008               2008            2008            2007
                                                --------------    --------------     -------------   --------------  --------------

Oklahoma:
    Demand                                        $ 1,683,374       $ 1,681,325       $ 1,455,997      $ 1,464,258     $ 1,394,861
    Interest-bearing:
       Transaction                                  4,117,729         4,151,430         3,997,136        3,659,002       3,477,208
       Savings                                         86,476            86,900            90,100           88,141          80,467
       Time                                         3,104,933         3,036,297         2,672,401        2,230,110       2,426,822
                                                --------------    --------------     -------------   --------------  --------------
    Total interest-bearing                          7,309,138         7,274,627         6,759,637        5,977,253       5,984,497
                                                --------------    --------------     -------------   --------------  --------------
Total Oklahoma                                      8,992,512         8,955,952         8,215,634        7,441,511       7,379,358
                                                --------------    --------------     -------------   --------------  --------------

Texas:
    Demand                                          1,067,456           956,846         1,046,651          940,141       1,035,134
    Interest-bearing:
       Transaction                                  1,460,576         1,543,974         1,713,131        1,708,424       1,753,843
       Savings                                         32,071            32,400            33,207           32,191          34,618
       Time                                           857,416           794,911           723,146          759,892         800,460
                                                --------------    --------------     -------------   --------------  --------------
    Total interest-bearing                          2,350,063         2,371,285         2,469,484        2,500,507       2,588,921
                                                --------------    --------------     -------------   --------------  --------------
Total Texas                                         3,417,519         3,328,131         3,516,135        3,440,648       3,624,055
                                                --------------    --------------     -------------   --------------  --------------

New Mexico:
    Demand                                            155,345           176,477           168,621          169,449         151,231
    Interest-bearing:
       Transaction                                    397,382           376,941           417,607          425,976         432,919
       Savings                                         16,289            16,316            16,432           16,141          15,146
       Time                                           522,894           475,560           445,505          455,861         486,868
                                                --------------    --------------     -------------   --------------  --------------
    Total interest-bearing                            936,565           868,817           879,544          897,978         934,933
                                                --------------    --------------     -------------   --------------  --------------
Total New Mexico                                    1,091,910         1,045,294         1,048,165        1,067,427       1,086,164
                                                --------------    --------------     -------------   --------------  --------------

Arkansas:
    Demand                                             16,293            23,565            21,142           20,493          13,247
    Interest-bearing:
       Transaction                                     38,566            19,146            24,524           22,091          19,027
       Savings                                          1,083               865               895              945             883
       Time                                            75,579            47,684            39,305           39,803          40,692
                                                --------------    --------------     -------------   --------------  --------------
    Total interest-bearing                            115,228            67,695            64,724           62,839          60,602
                                                --------------    --------------     -------------   --------------  --------------
Total Arkansas                                        131,521            91,260            85,866           83,332          73,849
                                                --------------    --------------     -------------   --------------  --------------

Colorado:
    Demand                                            116,637           115,677           109,697           99,584         117,939
    Interest-bearing:
       Transaction                                    480,113           440,888           507,260          529,771         446,427
       Savings                                         17,660            19,300            20,245           22,233          23,806
       Time                                           532,475           428,872           423,014          455,262         539,523
                                                --------------    --------------     -------------   --------------  --------------
    Total interest-bearing                          1,030,248           889,060           950,519        1,007,266       1,009,756
                                                --------------    --------------     -------------   --------------  --------------
Total Colorado                                      1,146,885         1,004,737         1,060,216        1,106,850       1,127,695
                                                --------------    --------------     -------------   --------------  --------------

Arizona:
    Demand                                             39,424            45,725            49,895           46,508          46,701
    Interest-bearing:
       Transaction                                     56,985            64,463            73,034           84,648          65,788
       Savings                                          1,014             1,033             1,233              878           1,435
       Time                                            34,290            14,433             6,364            8,395          11,603
                                                --------------    --------------     -------------   --------------  --------------
    Total interest-bearing                             92,289            79,929            80,631           93,921          78,826
                                                --------------    --------------     -------------   --------------  --------------
Total Arizona                                         131,713           125,654           130,526          140,429         125,527
                                                --------------    --------------     -------------   --------------  --------------

Kansas:
    Demand                                              3,850             5,548             7,157            6,580           9,656
    Interest-bearing:
       Transaction                                     10,999             9,780            10,342            8,754           8,304
       Savings                                             42                33                26               92              13
       Time                                            55,656            19,794            51,649           33,837          24,670
                                                --------------    --------------     -------------   --------------  --------------
    Total interest-bearing                             66,697            29,607            62,017           42,683          32,987
                                                --------------    --------------     -------------   --------------  --------------
Total Kansas                                           70,547            35,155            69,174           49,263          42,643
                                                --------------    --------------     -------------   --------------  --------------

TOTAL BOK FINANCIAL                              $ 14,982,607      $ 14,586,183       $ 14,125,716    $ 13,329,460    $ 13,459,291
                                                ==============    ==============     =============   ==============  ==============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                                   Quarter Ended
                                                -----------------------------------------------------------------------------------
                                                  December 31,     September 30,       June 30,        March 31,      December 31,
                                                    2008              2008               2008            2008            2007
                                                --------------    --------------     -------------   --------------  --------------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                  6.55%             5.61%             6.88%            7.69%           6.62%
Funds sold and resell agreements                    0.76%             1.44%             1.97%            4.18%           5.95%
Securities:
    Taxable                                         5.12%             5.09%             5.08%            5.11%           4.86%
    Tax-exempt                                      6.43%             6.64%             6.46%            6.38%           7.19%
                                                --------------    --------------     -------------   --------------  --------------
Total securities                                    5.17%             5.15%             5.14%            5.17%           4.99%
Total loans                                         5.27%             5.69%             5.79%            6.59%           7.50%
Less Allowance for loan losses                         -                 -                 -                -               -
                                                --------------    --------------     -------------   --------------  --------------
Total loans, net                                    5.35%             5.77%             5.86%            6.66%           7.58%
                                                --------------    --------------     -------------   --------------  --------------
Total tax-equivalent yield on earning assets        5.28%             5.55%             5.61%            6.17%           6.70%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                      1.51%             1.72%             1.74%            2.71%           3.34%
  Savings                                           0.37%             0.37%             0.37%            0.61%           0.86%
  Time                                              3.28%             3.39%             3.77%            4.35%           4.68%
                                                --------------    --------------     -------------   --------------  --------------
Total interest-bearing deposits                     2.29%             2.39%             2.50%            3.33%           3.88%
Funds purchased and repurchase agreements           0.94%             1.98%             1.95%            3.11%           4.42%
Other borrowings                                    1.51%             2.56%             2.49%            3.51%           4.92%
Subordinated debt                                   5.48%             5.55%             5.88%            5.45%           5.69%
                                                --------------    --------------     -------------   --------------  --------------
Total cost of interest-bearing liabilities          2.02%             2.41%             2.47%            3.36%           4.10%
                                                --------------    --------------     -------------   --------------  --------------
Tax-equivalent net interest revenue spread          3.26%             3.14%             3.14%            2.81%           2.60%
Effect of noninterest-bearing funding sources and ot0.31%             0.34%             0.30%            0.50%           0.62%
                                                --------------    --------------     -------------   --------------  --------------
Tax-equivalent net interest margin                  3.57%             3.48%             3.44%            3.31%           3.22%
                                                ==============    ==============     =============   ==============  ==============

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                   Quarter Ended
                                                -----------------------------------------------------------------------------------
                                                  December 31,     September 30,       June 30,        March 31,      December 31,
                                                    2008              2008               2008            2008            2007
                                                --------------    --------------     -------------   --------------  --------------

 Nonperforming assets:
   Nonaccruing loans (B):
       Commercial                                   $ 134,846         $ 105,757          $ 69,679         $ 41,966        $ 42,981
       Commercial real estate                         137,279            78,235            60,456           40,399          25,319
       Residential mortgage                            27,387            27,075            17,861           15,960          15,272
       Consumer                                           561               758               611              812             718
                                                --------------    --------------     -------------   --------------  --------------
   Total nonaccruing loans                          $ 300,073         $ 211,825         $ 148,607         $ 99,137        $ 84,290
   Renegotiated loans (A)                              13,039            12,326            11,840           11,850          10,394
   Real estate and other repossessed assets            29,179            28,088            21,025           15,112           9,475
                                                --------------    --------------     -------------   --------------  --------------
       Total nonperforming assets                   $ 342,291         $ 252,239         $ 181,472        $ 126,099       $ 104,159
                                                ==============    ==============     =============   ==============  ==============

 Nonaccruing loans by principal market (B):
    Oklahoma                                        $ 108,367          $ 87,885          $ 57,155         $ 52,211        $ 47,977
    Texas                                              42,934            29,141            20,860            8,157           4,983
    New Mexico                                         16,016            12,293             9,838            7,497          11,118
    Arkansas                                            3,263             3,386             2,924            2,866           1,635
    Colorado                                           32,415            20,980            23,812            8,101           9,222
    Arizona                                            80,994            54,832            33,482           18,811           9,355
    Kansas                                             16,084             3,308               536            1,494               -
                                                --------------    --------------     -------------   --------------  --------------
       Total nonaccruing loans                      $ 300,073         $ 211,825         $ 148,607         $ 99,137        $ 84,290
                                                ==============    ==============     =============   ==============  ==============

 Nonaccruing loans by loan portfolio sector (B):
 Commercial:
    Energy                                           $ 49,364          $ 49,839          $ 12,342            $ 475           $ 529
    Manufacturing                                       7,343             6,479             6,731            9,274           9,915
    Wholesale / retail                                 18,773             7,806             3,735            3,868           3,792
    Agriculture                                           680               755               811            1,848             380
    Services                                           36,873            26,581            30,080           23,849          25,468
    Healthcare                                         12,118             3,300             3,791            2,079           2,301
    Other                                               9,695            10,997            12,189              573             596
                                                --------------    --------------     -------------   --------------  --------------
       Total commercial                               134,846           105,757            69,679           41,966          42,981
 Commercial real estate:
    Land development and construction                  76,082            53,624            45,291           29,439          13,466
    Retail                                             15,625            13,011             7,591            5,258           5,259
    Office                                              7,637             3,022             3,304            1,985           1,013
    Multifamily                                        24,950               896               896            1,906           3,998
    Industrial                                          6,287               390               396                -               -
     Other commercial real estate                       6,698             7,292             2,978            1,811           1,583
                                                --------------    --------------     -------------   --------------  --------------
       Total commercial real estate                   137,279            78,235            60,456           40,399          25,319
 Residential mortgage:
    Permanent mortgage                                 26,233            26,401            17,039           15,135          14,541
    Home equity                                         1,154               674               822              825             731
                                                --------------    --------------     -------------   --------------  --------------
       Total residential mortgage                      27,387            27,075            17,861           15,960          15,272
 Consumer                                                 561               758               611              812             718
                                                --------------    --------------     -------------   --------------  --------------
       Total nonaccruing loans                      $ 300,073         $ 211,825         $ 148,607         $ 99,137        $ 84,290
                                                ==============    ==============     =============   ==============  ==============

 Performing loans 90 days past due                   $ 19,123          $ 20,213          $ 10,683         $ 11,266         $ 5,575

 Gross charge-offs                                   $ 35,681          $ 33,926          $ 41,526         $ 11,078         $ 8,930
 Recoveries                                             2,022            13,712             2,535            2,221           1,584
                                                --------------    --------------     -------------   --------------  --------------
 Net charge-offs                                     $ 33,659          $ 20,214          $ 38,991          $ 8,857         $ 7,346
                                                ==============    ==============     =============   ==============  ==============

 Provision for credit losses                         $ 73,001          $ 52,711          $ 59,310         $ 17,571        $ 13,200

 Reserve for loan losses to period end loans            1.81%             1.47%             1.23%            1.11%           1.06%
 Combined reserves for credit losses to period
   end loans                                            1.93%             1.65%             1.41%            1.27%           1.24%
 Nonperforming assets to period end loans
     and repossessed assets                             2.65%             1.98%             1.45%            1.02%           0.87%
 Net charge-offs (annualized) to average loans          1.05%             0.64%             1.26%            0.29%           0.25%
 Reserve for loan losses to nonaccruing loans          77.73%            88.05%           103.64%          137.77%         150.29%
 Combined reserves for credit losses to nonaccruing
   loans                                               82.78%            98.69%           118.81%          157.60%         175.03%

 (A) includes residential mortgage loans guaranteed  $ 10,396           $ 9,604           $ 8,638          $ 8,386         $ 7,550
        by agencies of the U.S. government.  These loans
        have been modified to extend payment terms and/or
        reduce interest rates to current market.
 (B) includes loans subject to First United Bank
        sellers escrow.                              $ 13,181          $ 13,262          $ 11,973          $ 8,101         $ 8,412